UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2007



                            DIGITAL POWER CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


   California                      1-12711                      94-1721931
   ----------                      -------                      ----------
(State or other             (Commission File No.)           (I.R.S. Employer
  jurisdiction                                             Identification No.)
of incorporation)


                 41920 Christy Street, Fremont, California 94538
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

       (510) 657-2635 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02  Results of Operations and Financial Condition

     Digital Power Corporation announced its results for the first quarter ended March 31, 2007, on the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01  Financial Statements and Exhibits

Exhibit No.       Exhibit Description
-----------       -------------------
99                Press release dated May 14, 2007, titled "Digital Power
                  Reports Financial Results for the First Quarter Ended
                  March 31, 2007"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DIGITAL POWER CORPORATION,
                             a California Corporation


Dated:   May 14, 2007       /s/ Leo Yen
                             --------------------------------------------------
                             Leo Yen,
                             Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.     Exhibit Description
-----------     -------------------
99              Press release dated May 14, 2007, titled "Digital Power Reports
                Financial Results for the First Quarter Ended March 31, 2007"